                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A


                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934


               Date of Report (Date of earliest event reported):
                               February 29, 1996






                        CAPSTONE PHARMACY SERVICES, INC.
             (Exact name of Registrant as specified in its charter)




    Delaware                             0-20606                              11-2310352
    --------                           -----------                            ----------
(State or other                      (Commission File                          (Employer
jurisdiction of                           Number)                            Identification
 incorporation)                                                                  Number)





              2930 Washington Boulevard, Baltimore, Maryland 21230
              ----------------------------------------------------
                    (Address of principal executive offices)



                                 (410) 646-7373
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
              ----------------------------------------------------
                        (Former name or former address,
                         if changed since last report)

Item 7           Financial Statements and Exhibits


                 (a)      Financial statements of businesses acquired.

                          (i) Audited balance sheets of IMD Corporation as of December 31, 1995, 1994 and 1993 and the related statements of income and retained earnings and cash flows for the years then ended.

                 (b)      Pro forma financial information

                          (i)      Introductory information.

                          (ii) Unaudited pro forma selected income statement data of Capstone Pharmacy Services, Inc. for the ten months ended December 31, 1995, together with unaudited pro forma balance sheet data as of December 31, 1995.

                                IMD CORPORATION

                  Years Ended December 31, 1995, 1994 and 1993
================================================================================



                                C O N T E N T S


                                                                    Reference        Page
                                                                    ---------        ----
Independent Auditor's Report                                                            1

Balance Sheets                                                      Exhibit A           2

Statements of Income and Retained Earnings                          Exhibit B           3

Statements of Cash Flows                                            Exhibit C           4

Notes to Financial Statements                                                         5-9

Independent Auditor's Report on
 Supplemental Information                                                              10

Operating Expenses                                                  Schedule B-1       11

                    [BLACKMAN KALLICK CONSULTING GROUP LOGO]

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors
IMD Corporation
Oak Brook, Illinois


We have audited the accompanying balance sheets of IMD CORPORATION as of December 31, 1995, 1994 and 1993, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IMD CORPORATION as of December 31, 1995, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




/s/ Blackman Kallick Bartelstein, LLP


Chicago, IL
March 20, 1996

                                                                       EXHIBIT A

                                IMD CORPORATION

                                 Balance Sheets

                       December 31, 1995, 1994 and 1993

================================================================================

                                                              ASSETS

                                                                          1995            1994             1993
                                                                       -----------     -----------      -----------
CURRENT ASSETS
       Cash and cash equivalents (Note 3)                              $   296,261     $   422,153      $ 1,460,608
       Accounts receivable (Notes 4 and 9)                               5,029,680       4,965,723        2,837,897
       Accounts receivable - Other                                          57,522           2,500            3,655
       Allowance for doubtful accounts (Note 9)                           (250,000)       (250,000)         (80,000)
       Inventories                                                         853,879         907,779          704,953
                                                                       -----------     -----------      -----------

                 Total Current Assets                                    5,987,342       6,048,155        4,927,113
                                                                       -----------     -----------      -----------
PROPERTY AND EQUIPMENT, AT COST
       Equipment                                                         1,154,006         977,016          836,643
       Furniture and fixtures                                              208,596         130,900          127,153
       Computer                                                            714,551         620,905          598,856
       Leasehold improvements                                              287,619          71,791           71,791
       Vehicles                                                             80,641          80,641           80,641
       Construction in progress                                                  -          30,990                -
                                                                       -----------     -----------      -----------
                                                                         2,445,413       1,912,243        1,715,084
       Less accumulated depreciation and amortization                   (1,690,330)     (1,462,504)      (1,233,156)
                                                                       -----------     -----------      -----------

                 Total Property and Equipment, Net                         755,083         449,739          481,928
                                                                       -----------     -----------      -----------

OTHER ASSETS - Deposits                                                      1,500           1,500            1,500
                                                                       -----------     -----------      -----------
                                                                       $ 6,743,925     $ 6,499,394      $ 5,410,541
                                                                       ===========     ===========      ===========



                                           LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
       Accounts payable                                                $ 2,627,400     $ 1,398,878      $ 1,227,744
       Accrued expenses                                                     83,728          49,757           38,068
       Accrued profit sharing (Note 8)                                      75,000          75,000           75,000
       Income taxes payable                                                 50,000          35,856           12,869
                                                                       -----------     -----------      -----------

                 Total Current Liabilities                               2,836,128       1,559,491        1,353,681
                                                                       -----------     -----------      -----------
STOCKHOLDER'S EQUITY
       Common stock - No par value; authorized
        and issued - 1,000 shares                                            2,000           2,000            2,000
       Retained earnings (Exhibit B)                                     3,906,808       4,938,914        4,055,871
       Less treasury stock                                                  (1,011)         (1,011)          (1,011)
                                                                       -----------     -----------      -----------

                 Total Stockholder's Equity                              3,907,797       4,939,903        4,056,860
                                                                       -----------     -----------      -----------
                                                                       $ 6,743,925     $ 6,499,394      $ 5,410,541
                                                                       ===========     ===========      ===========


    The accompanying notes are an integral part of the financial statements.

                               IMD CORPORATION

                  Statements of Income and Retained Earnings

                 Years Ended December 31, 1995, 1994 and 1993
===============================================================================


                                            1995                  1994
                                   ---------------------- ---------------------
                                                  % of                  % of
                                     Amount     Net Sales   Amount    Net Sales
                                   -----------  --------- ----------- ---------
NET SALES (Notes 4 and 9)          $18,736,233   100.00%  $15,065,748  100.00%
COST OF GOODS SOLD                  10,603,413    56.59     9,088,490   60.32
                                   -----------   ------   -----------  ------
GROSS PROFIT                         8,132,820    43.41     5,977,258   39.68
OPERATING EXPENSES                   5,463,232    29.16     4,194,013   27.84
                                   -----------   ------   -----------  ------
OPERATING INCOME                     2,669,588    14.25     1,783,245   11.84
                                   -----------   ------   -----------  ------
OTHER INCOME (EXPENSE)
  Interest income                       34,889      .19        22,410     .15
  Other                                    337        -         5,975     .04
  Consulting fees and other             75,395      .40        46,957     .31
  Loss on abandoned property           (67,130)    (.36)            -       -
                                   -----------   ------   -----------  ------
     Total Other Income, Net            43,491      .23        75,342     .50
                                   -----------   ------   -----------  ------
INCOME BEFORE INCOME TAXES           2,713,079    14.48     1,858,587   12.34
STATE REPLACEMENT TAX (Note 5)          51,178      .27        34,444     .23
                                   -----------   ------   -----------  ------
NET INCOME (Note 9)                  2,661,901    14.21%    1,824,143   12.11%
                                   -----------   ======   -----------  ======
RETAINED EARNINGS, BEGINNING
  OF YEAR - As originally restated   4,938,914              3,775,698
PRIOR PERIOD ADJUSTMENT (Note 9)             -                280,173
                                   -----------            -----------
RETAINED EARNINGS, BEGINNING
  OF YEAR - As restated              4,938,914              4,055,871
DIVIDENDS DECLARED                  (3,694,007)              (941,100)
                                   -----------            -----------
RETAINED EARNINGS, END OF
  YEAR (Exhibit A)                 $ 3,906,808            $ 4,938,914
                                   ===========            ===========

   The accompanying notes are an integral part of the financial statements.

                                                                       EXHIBIT B




================================================================================

                 1993
    ----------------------------
                         % of
        Amount         Net Sales
    ------------       ---------
    $ 12,371,939        100.00%

       7,152,706         57.81
    ------------        ------

       5,219,233         42.19

       4,279,247         34.59
    ------------        ------

         939,986          7.60
    ------------        ------


          15,190           .12
          (1,575)         (.01)
          59,456           .48
               -             -
    ------------        ------

          73,071           .59
    ------------        ------

       1,013,057          8.19

           9,257           .08
    ------------        ------

       1,003,800          8.11%
    ------------        ======


       3,209,507

         220,564
    ------------


       3,430,071

        (378,000)
    ------------


    $  4,055,871
    ============


                                     -3a-

                                                                       EXHIBIT C

                                IMD CORPORATION

                            Statements of Cash Flows

                 Years Ended December 31, 1995, 1994 and 1993
================================================================================


                                                                         1995             1994            1993
                                                                      -----------     -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
       Net income                                                     $ 2,661,901     $ 1,824,143      $ 1,003,800
                                                                      -----------     -----------      -----------
       Adjustments to reconcile net income
        to net cash provided by operating activities
              Depreciation and amortization                               236,154         229,348          227,660
              Provision for bad debts                                     448,042         297,217          156,663
              Loss on abandoned property                                   67,130               -                -
              (Increase) decrease in
                    Accounts receivable                                  (511,999)     (2,255,043)         312,558
                    Inventories                                            53,900        (202,826)        (209,063)
              Increase (decrease) in
                    Accounts payable                                    1,228,522         171,134          513,782
                    Accrued expenses                                       33,971          11,689         (222,091)
                    Accrued profit sharing                                      -               -              472
                    Income taxes payable                                   14,144          22,987           (8,131)
                                                                      -----------     -----------      -----------

                           Total Adjustments                            1,569,864      (1,725,494)         771,850
                                                                      -----------     -----------      -----------

                           Net Cash Provided by
                            Operating Activities                        4,231,765          98,649        1,775,650
                                                                      -----------     -----------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES
       Capital expenditures                                              (608,628)       (197,159)        (156,878)
       (Loans to) repayments from employees/officers                      (55,022)          1,155             (700)
                                                                      -----------     -----------      -----------

                           Net Cash Used in
                            Investing Activities                         (663,650)       (196,004)        (157,578)
                                                                      -----------     -----------      -----------

NET CASH USED IN FINANCING ACTIVITIES -
 Dividends paid                                                        (3,694,007)       (941,100)        (378,000)
                                                                      -----------     -----------      -----------

NET (DECREASE) INCREASE IN CASH AND
 CASH EQUIVALENTS                                                        (125,892)     (1,038,455)       1,240,072

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                              422,153       1,460,608          220,536
                                                                      -----------     -----------      -----------

CASH AND CASH EQUIVALENTS, END OF YEAR                                $   296,261     $   422,153      $ 1,460,608
                                                                      ===========     ===========      ===========


    The accompanying notes are an integral part of the financial statements.

                                IMD CORPORATION

                         Notes to Financial Statements

                  Years Ended December 31, 1995, 1994 and 1993
================================================================================


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Cash Equivalents

For purposes of the statements of cash flows, the company considers money market accounts to be cash equivalents.


Inventories

Inventories, consisting of pharmaceutical drugs and supplies, are valued at the lower of cost (first-in, first-out) or market.


Property and Equipment

The company's policy is to depreciate property and equipment over the estimated useful lives of the assets, as indicated in the following tabulation, by use of accelerated methods used for tax purposes. Leasehold improvements are amortized over the terms of the lease or their useful lives, if shorter.

                                                  Years
                                                  -----
                  Leasehold improvements             10
                  Equipment                         5-7
                  Furniture and fixtures            5-7
                  Automobile                          5


Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Financial Instruments

A financial instrument is cash, evidence of an ownership interest in an entity or certain contracts involving future conveyances of cash or other financial instruments. The carrying values of the company's financial instruments approximate their fair values.

                                IMD CORPORATION

                         Notes to Financial Statements

                  Years Ended December 31, 1995, 1994 and 1993
================================================================================


NOTE 2 - NATURE OF OPERATIONS

IMD Corporation is a local pharmacy which services primarily Public Aid and privately paying residents in nursing homes and extended care facilities in the Chicagoland area. The company grants credit to its customers under normal trade terms without security.


NOTE 3 - CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of the following:

                                       1995             1994           1993
                                    ---------        ---------     -----------
         Cash                       $ 296,261        $ 414,177     $   238,541
         Money market funds                 -            7,976       1,222,067
                                    ---------        ---------     -----------

                                    $ 296,261        $ 422,153     $ 1,460,608
                                    =========        =========     ===========

All of the company's cash and cash equivalents are held at Marquette National Bank.


NOTE 4 - CONCENTRATIONS

For the years ended December 31, 1995, 1994 and 1993, sales to the Illinois Department of Public Aid amounted to more than 10% of net sales. The amount of net sales and accounts receivable for this customer are detailed below by year.

                                                      Accounts
                                                     Receivable
                                     Net Sales          as of
                                    During Year        Year-End
                                    -----------      ----------
                    1993            $10,064,823      $1,103,121
                    1994             11,749,666       2,185,123
                    1995             16,539,776       2,037,953

                                IMD CORPORATION

                        Notes to Financial Statements

                 Years Ended December 31, 1995, 1994 and 1993
================================================================================


NOTE 5 - INCOME TAXES

The company has elected to be taxed as an S corporation under provisions of the Internal Revenue Code. Accordingly, the accompanying financial statements do not reflect income taxes, except for state replacement tax.


NOTE 6 - OPERATING LEASES

The company has entered into an agreement for its office and pharmacy space with the stockholder of the company. The agreement was an informal month-to-month arrangement, which terminated during 1995. In addition, another lease for office and pharmacy space with the stockholder is also an informal month-to-month arrangement. Total rental expenses for these leases are as follows:

                                           1995          1994           1993
                                        ---------      ---------      --------
              Rental expense            $ 171,516      $ 132,248      $ 35,441
                                        =========      =========      ========


NOTE 7 - CONTINGENCIES

In November 1992, the Illinois Department of Public Aid (IDPA) conducted an audit with respect to billings to the Medicaid Program. The audit was resolved in February 1994 with a $34,000 payment to IDPA. During 1995, the United States Attorney for the Northern District advised the company that it was considering filing a civil claim in connection with the IDPA audit. The company believes all claims arising from the audit have been satisfied and, in the opinion of legal counsel, any future lawsuit would be without merit and without material liability to the company.


NOTE 8 - EMPLOYEE BENEFIT PLAN

The company sponsors a profit-sharing plan for all employees who are eligible based upon age and length of service. The plan provides for contributions in such amounts as the board of directors may determine. The company funds profit-sharing costs accrued. Discretionary profit-sharing contributions were $75,000 for the years ended December 31, 1995, 1994 and 1993.

                                IMD CORPORATION

                         Notes to Financial Statements

                  Years Ended December 31, 1995, 1994 and 1993
================================================================================


NOTE 9 - CORRECTION OF ACCOUNTING ERROR

During 1995, the company began recording receivables for prescription charges rejected by Public Aid and not yet rebilled, and for prescription charges for patients pending Public Aid acceptance. Due to an accounting error, these receivables were not recorded in previous years.

Also, during 1995, the company began recording a reduction of Public Aid receivables based on discounts that Public Aid had taken in the past. Due to an accounting error, this discount was not recorded in previous years.

Correspondingly, the allowance for doubtful accounts for the year ended December 31, 1993 was understated.

Accordingly, the accompanying 1993 and 1994 financial statements have been restated, the effect of which is presented below.

                                                                         1 9 9 3

                                                                   Increase (Decrease)
                                     -----------------------------------------------------------------------------
                                                       Allowance                           Bad           Beginning
                                       Accounts           for              Net             Debt           Retained
                                     Receivable        Bad Debts          Sales           Expense         Earnings
                                     ----------        ---------        --------         --------        ---------
Unrecorded receivables                $ 482,927         $      -        $    135         $      -        $ 482,792
Unrecorded discounts                   (192,754)               -          69,474                -         (262,228)
Increase in allowance for bad debts           -           10,000               -           10,000                -
                                      ---------         --------        --------         --------        ---------

                                      $ 290,173         $ 10,000        $ 69,609         $ 10,000        $ 220,564
                                      =========         ========        ========         ========        =========



                                                                1 9 9 4
                                                           Increase (Decrease)
                                     ------------------------------------------------------------
                                                                          Bad           Beginning
                                       Accounts           Net             Debt          Retained
                                     Receivable          Sales          Expense          Earnings
                                     ----------        ---------       ---------        ---------
Unrecorded receivables                $ 627,020        $ 144,093       $       -        $ 482,927
Unrecorded discounts                   (308,956)        (116,202)              -         (192,754)
Decrease in bad debt expense                  -                -         (10,000)         (10,000)
                                      ---------        ---------       ---------        ---------

                                      $ 318,064        $  27,891       $ (10,000)       $ 280,173
                                      =========        =========       =========        =========

                                IMD CORPORATION

                         Notes to Financial Statements

                  Years Ended December 31, 1995, 1994 and 1993
================================================================================


NOTE 10 - SUBSEQUENT EVENT - SALE OF COMPANY ASSETS

The company accepted an offer from an unrelated party to sell substantially all of the assets of the company for approximately $15,000,000. The sale took place on February 29, 1996.


NOTE 11 - OTHER CASH FLOW INFORMATION

Cash payments for interest and income taxes were as follows:

                                      1995             1994            1993
                                    --------         --------        --------
            Interest                $      -         $  1,575        $  3,249
                                    ========         ========        ========

            Income Taxes            $ 15,000         $ 11,457        $ 17,388
                                    ========         ========        ========

                   [BLACKMAN KALLICK CONSULTING GROUP LOGO]


           INDEPENDENT AUDITOR'S REPORT ON SUPPLEMENTAL INFORMATION



Board of Directors
IMD Corporation
Oak Brook, Illinois


Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole of IMD CORPORATION for the years ended December 31, 1995, 1994 and 1993. The following supplemental schedule of operating expenses is presented for analysis purposes and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




/s/ Blackman Kallick Bartelstein, LLP


Chicago, IL
March 20, 1996

                               IMD CORPORATION

                              Operating Expenses

                 Years Ended December 31, 1995, 1994 and 1993
===============================================================================


                                            1995                   1994
                                   ---------------------   ---------------------
                                                  % of                   % of
                                     Amount    Net Sales     Amount    Net Sales
                                   ----------  ---------   ----------  ---------
Salaries                           $2,854,284    15.24%    $2,248,116    14.92%
Officers' salaries                    300,000     1.60        300,000     1.99
Advertising                            93,137      .50         26,427      .18
Automobile                             28,020      .15         21,218      .14
Bad debts                             448,042     2.39        297,217     1.97
Data processing                         4,011      .02          2,905      .02
Depreciation and amortization         236,154     1.26        229,348     1.52
Donations                              13,269      .07          1,225      .01
Utilities                              26,447      .14         16,548      .11
Education, dues and publications       36,561      .20         16,624      .11
Entertainment and promotion            26,887      .14         15,270      .10
Equipment leased                          403        -            111        -
Freight-out and delivery              222,270     1.19        155,081     1.03
Casualty insurance                     42,695      .23         32,505      .22
Group insurance                        38,372      .20         28,240      .19
Legal and accounting                   60,177      .32         81,157      .54
Miscellaneous                             207        -           (893)    (.01)
Office                                 64,303      .34         50,636      .34
Outside services                      129,903      .69         13,529      .09
Postage                                12,872      .07          9,502      .06
Printing                              111,677      .60         40,885      .27
Profit sharing                         75,000      .40         75,000      .50
Rent
  Chicago                              33,516      .18         42,248      .28
  Oak Brook                           138,000      .74         90,000      .60
Repairs and maintenance                54,376      .29         34,943      .23
Seminars and conventions                1,225      .01            275        -
Travel and lodging                     54,060      .29         42,889      .29
Other supplies                         71,313      .38         99,407      .66
Payroll taxes                         227,626     1.21        190,476     1.26
Telephone                              51,478      .27         29,040      .19
Watch service                           6,947      .04          4,084      .03
                                   ----------    -----     ----------    -----
    Total Operating Expenses
       (Exhibit B)                 $5,463,232    29.16%    $4,194,013    27.84%
                                   ==========    =====     ==========    =====


        See independent auditor's report on supplemental information.

                                                                    Schedule B-1




================================================================================


               1993
  ----------------------------
                        % of
     Amount          Net Sales
  -----------        ---------
  $ 1,989,313         16.08%
    1,041,000          8.41
       38,619           .31
       56,922           .46
      156,663          1.27
          795           .01
      227,660          1.84
        2,750           .02
       14,253           .12
       13,050           .10
       12,387           .10
       16,176           .13
       82,850           .67
       24,054           .19
       39,325           .32
       70,705           .57
       (3,646)         (.03)
       33,247           .27
          613             -
       10,719           .09
       66,176           .53
       75,000           .61

       35,441           .29
            -             -
       46,741           .38
            -             -
          774           .01
       36,969           .30
      162,567          1.31
       26,042           .21
        2,082           .02
  -----------         -----

  $ 4,279,247         34.59%
  ===========         =====

                                    -11a-

                       CAPSTONE PHARMACY SERVICES, INC.

                      PRO FORMA SELECTED FINANCIAL DATA
                                 (unaudited)

Pursuant to an Asset Purchase Agreement dated February 29, 1996 (the Agreement), the Registrant acquired a pharmacy business in Oak Brook, Illinois, IMD Corporation, an Illinois corporation (IMD), for approximately $15,500,000 in cash. The acquired business was merged into a separate surviving subsidiary of the Registrant. The Registrant intends to continue the acquired operations through its subsidiary.

Also, on January 3, 1996, the Registrant closed on the acquisition of Geri-Care Systems, Inc. and Scripts & Things, Inc., New York corporations (collectively Geri-Care). A Form 8-K dated December 31, 1995, and a Form 8-K/A dated December 31, 1995, have previously been filed related to these acquisitions.

The unaudited pro forma income statement data for the ten months ended December 31, 1995 has been prepared based on historical income statements of the Registrant, as adjusted to reflect the acquisitions of IMD and Geri-Care as if each such agreement and merger had been effective March 1, 1995. The pro forma income statement data may not be indicative of the future results of operations of or what the actual results of operations would have been had the acquisitions described above been effective March 1, 1995. The assets and liabilities of the IMD and Geri-Care acquisitions will be included in the Registrant's balance sheet as of March 31, 1996, to be filed on Form 10-Q.

                        CAPSTONE PHARMACY SERVICES, INC.
                        PRO FORMA INCOME STATEMENT DATA
                   FOR THE TEN MONTHS ENDED DECEMBER 31, 1995
                                 (in thousands)

                                                Capstone Pharmacy
                                                  Services, Inc.     Geri-Care
                                                including Premier    Systems,        IMD        Pro Forma
                                                Pharmacy, Inc. (c)    Inc. (d)  Corporation(e)  Adjustments    Pro Forma
                                                ---------------------------------------------------------------------------
Net Sales                                          $ 54,834        $   5,820      $ 18,736      $      -       $   79,390
Cost of Sales                                        34,531            3,805        10,603             -           48,939
                                                -------------------------------------------------------------------------
Gross Profit                                         20,303            2,015         8,133             -           30,451
Operating Expenses:
    Selling and Administrative Expenses              20,311            1,509         5,227             -           27,047
    Depreciation and Amortization                     1,285               86           236           392 (a)        1,999
    Restructuring Costs                                 240                -             -             -              240
                                                -------------------------------------------------------------------------

(Loss) Income from Operations                        (1,533)             420         2,670          (392)           1,165
                                                -------------------------------------------------------------------------

Non-Operating Expense (Income):
    Interest Expense, net                               932              103           (35)          613 (b)        1,613
    Other Income                                       (438)             (15)           (8)            -             (461)
                                                -------------------------------------------------------------------------
        Total Non-Operating Expense (Income)            494               88           (43)          613            1,152
                                                -------------------------------------------------------------------------

Income (Loss) before Income Taxes                    (2,027)             332         2,713        (1,005)              13
Provision (Benefit) for Income Taxes                      2               25            51             -               78
                                                -------------------------------------------------------------------------
(Loss) Income from Continuing Operations           $ (2,029)       $     307      $  2,662      $ (1,005)      $      (65)
                                                =========================================================================

Pro Forma Weighted Average Number of Common
  Shares Outstanding                                                                                           13,107,000
                                                                                                               ==========

Income (Loss) from Continuing Operations
  Per Share                                                                                                    $    (0.00)
                                                                                                               ==========

                        CAPSTONE PHARMACY SERVICES, INC.
                          PRO FORMA BALANCE SHEET DATA
                            AS OF DECEMBER 31, 1995
                                 (in thousands)


                                                                         Geri-Care
                                                    Capstone Pharmacy    Systems,          IMD       Pro Forma
                                                      Services, Inc.     Inc. (f)      Corporation  Adjustments      Pro Forma
                                                    --------------------------------------------------------------------------
Current Assets:
    Cash and cash equivalents                           $   2,763        $   128        $   296     $  1,891 (a)      $  5,078
    Accounts Receivable, net of allowance
        for doubtful accounts                              12,646          2,083          4,837            -            19,566
    Inventories                                             5,023            733            854            -             6,610
    Other current assets                                    1,518             23              -            -             1,541
                                                        ----------------------------------------------------------------------
        Total current assets                               21,950          2,967          5,987        1,891            32,795

Property, equipment and other assets                        5,600            873            757       (2,872)(a)         4,358
Goodwill, net of accumulated amortization                  14,581              -              -       18,856 (a)        33,437
                                                        ----------------------------------------------------------------------
        Total Assets                                    $  42,131        $ 3,840        $ 6,744     $ 17,875          $ 70,590
                                                        ======================================================================

Current Liabilities:
    Accounts payable                                    $   4,671        $ 1,001        $ 2,627     $      -          $  8,299
    Other current liabilities                               6,464          1,185            209            -             7,858
                                                        ----------------------------------------------------------------------
        Total current liabilities                          11,135          2,186          2,836            -            16,157
                                                        ----------------------------------------------------------------------

Other long-term liabilities                                 1,464              -              -            -             1,464
Long-term debt, net of current portion                      2,692            303              -        9,803 (b)        12,798
                                                        ----------------------------------------------------------------------
                                                            4,156            303              -        9,803            14,262
                                                        ----------------------------------------------------------------------

Stockholders' equity:
    Capital                                                39,121            400              2       13,935 (a)        53,458
    Retained earnings                                     (12,281)           951          3,906       (5,863)(a)       (13,287)
                                                        ----------------------------------------------------------------------
                                                           26,840          1,351          3,908        8,072            40,171
                                                        ----------------------------------------------------------------------

        Total liabilities and stockholders' equity      $  42,131        $ 3,840        $ 6,744     $ 17,875          $ 70,590
                                                        ======================================================================

                       CAPSTONE PHARMACY SERVICES, INC.

          NOTES TO PRO FORMA INCOME STATEMENT AND BALANCE SHEET DATA

             FOR THE TEN MONTHS ENDED AND AS OF DECEMBER 31, 1995
                                 (unaudited)


(a) Reflects adjustments related to the IMD and Geri-Care acquisitions, including the write-down of intangibles to fair market value, the retention of cash by selling shareholders and the elimination of intercompany advances and equity accounts. The adjustments also reflect the goodwill recorded in the IMD and Geri-Care acquisitions and the amortization of the goodwill.

(b) Reflects additional long-term debt and additional funds raised through a private placement offering incurred as a result of the IMD acquisition and the interest expense on that debt.

(c) Reflects certain proforma adjustments, including amortization of goodwill acquired and related income tax effects.

(d) Reflects Geri-Care results for the nine months ended September 30, 1995, which do not differ materially from ten month results.

(e) Reflects IMD results for the year ended December 31, 1995, which do not differ materially from ten month results.

(f) Reflects the financial position of Geri-Care as of September 30, 1995, which does not differ materially from its financial position at December 31, 1995.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPSTONE PHARMACY SERVICES, INC.


                                        By:  /s/ Donald W. Hughes
                                             -------------------------------
                                             Vice-President and
                                             Chief Financial Officer



Date:    May 9, 1996